DELAWARE VIP® TRUST

Delaware VIP Growth Equity Series (the “Series”)

Supplement to the Series’ Current Summary Prospectus and Statutory Prospectus
(together, the “Prospectuses”) dated April 29, 2022, as supplemented

Effective immediately, the first paragraph in the section of the Prospectuses entitled “Series summary —Who manages the Series? — Investment manager” is deleted and replaced with the following:

The Series invests primarily in a portfolio of common stocks issued by large-capitalization, growth-oriented companies that the Delaware Management Company (Manager) believes have a competitively advantaged business model, thereby eluding competition, and have the ability to sustain growth over the long term beyond investors’ expectations. Under normal circumstances, the Series invests at least 80% of its net assets in large-capitalization companies, which typically are companies with market capitalizations of at least $10 billion at the time of acquisition. Growth-oriented companies are those whose earnings the Manager believes are likely to grow faster than the economy. The Series’ portfolio of assets is diversified.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated June 6, 2022.